EXECUTION COPY

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF THIS NOTE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE ISSUER HEREOF IS SATISFIED THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF DECEMBER 1, 2011 AMONG BANK OF AMERICA, N.A., CALTIUS PARTNERS IV, LP, CALTIUS PARTNERS EXECUTIVE IV, LP, RADIANT LOGISTICS, INC., RADIANT GLOBAL LOGISTICS, INC., RADIANT LOGISTICS PARTNERS, LLC, RADIANT CUSTOMS SERVICES, INC., RADIANT TRANSPORTATION SERVICES, INC., ADCOM EXPRESS, INC. AND DBA DISTRIBUTION SERVICES, INC. TO CERTAIN SENIOR INDEBTEDNESS DESCRIBED IN THE SUBORDINATION AGREEMENT, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

FOR PURPOSES OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THIS NOTE HAS ORIGINAL ISSUE DISCOUNT.  FOR PURPOSES OF SECTION 1273 OF THE CODE, THE ISSUE PRICE IS $9,914,180 (ROUNDED) AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $791,153 (ROUNDED).  FOR PURPOSES OF SECTION 1275 OF THE CODE, THE ISSUE DATE OF THIS NOTE IS DECEMBER 1, 2011.  FOR PURPOSES OF SECTION 1272 OF THE CODE, THE YIELD TO MATURITY (COMPOUNDED QUARTERLY) IS 16.35%.

SENIOR SUBORDINATED NOTE

$9,914,179.83	December 1, 2011
Principal Amount

FOR VALUE RECEIVED, the undersigned (i) RADIANT LOGISTICS, INC., a Delaware corporation (the “Parent”), (ii) RADIANT GLOBAL LOGISTICS, INC., a Washington corporation and formerly known as Airgroup Corporation (“Radiant Global Logistics”), (iii) RADIANT LOGISTICS PARTNERS, LLC, a Delaware limited liability company (“Radiant Logistics Partners”), (iv) RADIANT CUSTOMS SERVICES, INC., a Washington corporation (“Radiant Customs Services”), (v) RADIANT TRANSPORTATION SERVICES, INC., a Delaware corporation and formerly known as Radiant Logistics Global Services, Inc. (“Radiant Transportation Services”), (vi) ADCOM EXPRESS, INC., a Minnesota corporation (“Adcom”), (vii) DBA DISTRIBUTION SERVICES, INC., a New Jersey corporation (“DBA” and collectively with the Parent, Radiant Global Logistics, Radiant Logistics Partners, Radiant Customs Services, Radiant Transportation Services and Adcom, the “Borrowers”), promise to pay to the order of CALTIUS PARTNERS IV, LP, a Delaware limited partnership, or its permitted assigns (collectively referred to herein as, the “Holder”) at maturity, the principal sum of NINE MILLION NINE HUNDRED FOURTEEN THOUSAND ONE HUNDRED SEVENTY-NINE AND 83/100 DOLLARS ($9,914,179.83) (as such amount may from time to time be increased pursuant to Section 2.2 hereof), together with interest thereon as set forth below, at its offices or such other place as the Holder may designate in writing.

1.           Investment Agreement.  This Note is executed and delivered by the Borrowers in connection with an investment made by the Holder in the Borrowers pursuant to the terms and conditions of an Investment Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Investment Agreement”).  A copy of the Investment Agreement may be examined upon reasonable notice during normal business hours at the offices of the Borrowers.  Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Investment Agreement.

2.           Interest Rate Provisions.

2.1           Accrual and Pay Rates.  Subject to Section 2.3 below, from the date hereof and thereafter until the repayment of this Note in full, interest shall accrue on the principal balance of this Note outstanding from time to time at the fixed rate of 13.50% per annum (the “Accrual Rate”), and shall be paid currently in cash on a quarterly basis on each Payment Date at a rate of 11.75% per annum (the “Pay Rate”).

2.2           PIK Amount.

(a)           Addition to Principal.  Subject to right of the Borrowers to pay the PIK Amount (as defined below) in cash pursuant to Section 2.2(b) hereof, on each Payment Date (as defined in Section 3.1(a)), the then outstanding principal balance of this Note shall be increased by an amount (the “PIK Amount”) equal to the difference between (i) interest accrued at the Accrual Rate (A) in the case of the first Payment Date, during the period from the date hereof until the first Payment Date and (B) in the case of each Payment Date thereafter, during the period from the immediately preceding Payment Date to but not including the then current Payment Date, and (ii) interest accrued at the Pay Rate (A) in the case of the first Payment Date, during the period from the date hereof until the first Payment Date and (B) in case of each Payment Date thereafter, during the period from the immediately preceding Payment Date to but not including the then current Payment Date.

(b)           Option to Pay in Cash.  The Borrowers shall have the right to pay, without penalty, the PIK Amount in full but not in part, in cash, on the applicable Payment Date. If the Borrowers wish to pay such PIK Amount in cash, the Borrowers shall provide written notice of their election to do so to the Holder at least three Business Days prior to the applicable Payment Date.

2.3           Default Interest Rate.  If any Event of Default exists under the Investment Agreement, in each case whether or not such Event of Default is declared (after as well as before judgment), then either (a) the Accrual Rate shall increase by 3.0% per annum, or (b) at the option of the Borrowers, upon notice given in accordance with this Section 2.3, the Accrual Rate and the Pay Rate shall each increase by 2.0% per annum (as applicable, “Default Interest”), in each case until the payment in full of all overdue payments hereunder or other cure of such Event of Default.  Upon the occurrence of an Event of Default and if the Borrowers desire to elect to have the provisions of clause (b) above apply with respect to the calculation of Default Interest hereunder, the Borrowers shall provide prompt written notice to the Holder of such election.  If no such notice is received by the Holder within 10 days of such Event of Default, then the provisions of clause (a) above shall apply with respect to the calculation of Default Interest hereunder until the payment in full of all overdue payments hereunder or other cure of such Event of Default.

2.4           Calculation of Interest.  Interest on this Note shall be calculated on the actual number of days elapsed over a year of 360 days assuming 12 equal 30 day months.

3.           Payment Provisions.

3.1           Payments of Interest.

(a)           Cash Interest.  Commencing on January 15, 2012 and continuing on each succeeding April 15, July 15, October 15 and January 15 thereafter, up to and including the Maturity Date (each such date, a “Payment Date”), the Borrowers shall pay to the Holder in cash, quarterly installments of interest only (in arrears) at the applicable Pay Rate on the principal balance then outstanding under this Note.

(b)           PIK Amounts.  If the Borrowers elect to pay the PIK Amount in cash pursuant to Section 2.2(b), the Borrowers shall pay the PIK Amount on the applicable Payment Date, calculated pursuant to Section 2.2, as a quarterly installment of interest (in arrears) on the then outstanding principal balance under this Note.

3.2           Payment at Maturity.  On the Maturity Date, the entire principal amount of this Note then outstanding, together with all accrued but unpaid interest (including any Default Interest and PIK Amounts thereon), and all other sums owed hereunder shall be due and payable in full in cash without further notice or demand.

3.3           Prepayment.  The Borrowers may pay this Note prior to the Maturity Date in accordance with Section 2.6 of the Investment Agreement, which section is incorporated herein by reference.

3.4.          Mandatory Prepayment of the Note.

(a)           Election Requiring Borrowers to Prepay Note.  Upon a Change of Control, the Holder shall have the right (but not the obligation) to require repayment of this Note in accordance with Section 2.6(b) of the Investment Agreement, which section is incorporated herein by reference.

(b)           Procedure for Mandatory Prepayment.  At least five Business Days and no more than 90 days prior to a Change of Control, to the extent that the Borrowers have prior notice of such Change of Control, the Borrowers shall provide written notice to the Holder setting forth the event constituting the Change of Control, the date of such event and the material terms thereof.  If the Holder elects to require the Borrowers to prepay this Note, it shall provide written notice to the Borrowers of its election to do so (a) at any time prior to such Change of Control (if the Borrowers have provided the Holder with written notice at least five Business Days prior to such Change of Control) or (b) within five Business Days following written notice from the Borrowers of such Change of Control (if the Borrowers have not provided such notice at least five Business Days prior to such Change of Control).

3.5           Repayments.  All unpaid principal amounts, PIK Amounts and accrued and unpaid interest on this Note, and all other obligations of the Borrowers to the Holder due and owing under the Investment Agreement, shall be paid by the Borrowers upon the earliest of (i) the date of acceleration of this Note pursuant to the Investment Agreement, (ii) the date of prepayment pursuant hereto, and (iii) the Maturity Date, in immediately available Dollars, without set-off, defense or counterclaim.

4.           Assignment.  The Borrowers’ obligations hereunder may not be assigned by the Borrowers without the prior written consent of the Holder. The Holder agrees, upon the assignment of any portion of its right, title, and interest in and to this Note, to deliver a notice of such assignment to the Borrowers in the form attached hereto as Exhibit A, including a notice address for any assignee. Any such assignment must be made in accordance with the provisions of Section 9.19 of the Investment Agreement.

5.           Successors and Assigns.  Any reference to the Holder hereof shall be deemed to include the successors and permitted assigns of the Holder, and all covenants, promises, and agreements by or on behalf of the Borrowers that are contained in this Note or the Investment Agreement shall bind and inure to the benefit of the successors and permitted assigns of the Holder and to any future holders of this Note, whether or not such Persons expressly become parties hereto or thereto.

6.           Default and Remedies.  The occurrence of an Event of Default under the Investment Agreement shall constitute a default hereunder and shall entitle the Holder to exercise the rights and remedies specified in the Loan Documents, as well as those available at law or in equity.

7.           Notices. Notices and other communications provided for herein shall be in writing and shall be delivered as provided in Section 9.1 of the Investment Agreement.

8.           Waivers.  The Borrowers hereby waive presentment, demand, protest, or further notice of any kind.

9.             Controlling Law.  This Note and all matters related hereto shall be subject to the Applicable Law provisions of Section 9.7 of the Investment Agreement, the Waiver of Jury Trial provisions of Section 9.11 of the Investment Agreement, and the Jurisdiction; Consent to Service of Process provisions of Section 9.15 of the Investment Agreement.

10.           Purpose of Loan.  The Borrowers represent and warrant that this Note evidences a loan made to the Borrowers for the purpose of carrying on businesses or commercial enterprises and the proceeds herefrom will not be used for any household, personal, or family purposes.

11.           Limit of Validity.  The provisions of this Note and of all agreements between the Borrowers and the Holder, whether now existing or hereafter arising, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid (“Interest”), to the Holder for the use, forbearance, or retention of the money loaned under this Note exceed the maximum amount permissible under Applicable Law.  If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between the Borrowers and the Holder shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by Applicable Law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, the Holder shall ever receive anything of value deemed Interest by Applicable Law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note in the inverse order of its maturity (whether or not then due) or at the option of the Holder be paid over to the Borrowers, and not to the payment of Interest.  All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to the Holder shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by Applicable Law.

*           *           *

{Signature appears on next page.}

EXECUTION COPY

IN WITNESS WHEREOF, each of the undersigned has caused this Senior Subordinated Note to be executed on the day and year first above written.

RADIANT LOGISTICS, INC.

By:	/s/ Bohn H. Crain
Name:
Title:

RADIANT GLOBAL LOGISTICS, INC.

By:	/s/ Bohn H. Crain
Name:
Title:

RADIANT LOGISTICS PARTNERS, LLC

By:	/s/ Bohn H. Crain
Name:
Title:

RADIANT CUSTOMS SERVICES, INC.

By:	/s/ Bohn H. Crain
Name:
Title:

RADIANT TRANSPORTATION SERVICES, INC.

By:	/s/ Bohn H. Crain
Name:
Title:

ADCOM EXPRESS, INC.

By:	/s/ Bohn H. Crain
Name:
Title:

signature page to senior subordinated note – caltius partners iv, lp

DBA DISTRIBUTION SERVICES, INC.

By:	/s/ Bohn H. Crain
Name:
Title:

EXECUTION COPY
EXHIBIT A

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(Name)

(Address)

the attached Note in the principal amount of $____________, and does hereby irrevocably appoint the Secretary of the Borrowers as attorney-in-fact to transfer said Note on the books of the Borrowers with full power of substitution in the premises.

Done this ______ day of ____________ 20__.

(Signature)

(Name and title)

(Address)